[Transamerica Financial Life Insurance Company]

March 17, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	TFLIC Separate Account C

File No. 811-09062, CIK 0000947506

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust.; Calvert Variable Series, Inc.; Credit Suisse Trust; DFA Investment Dimensions Group, Inc.; Dreyfus Socially Responsible Growth Fund, Inc.; Dreyfus Variable Investment Fund; Federated Insurance Series; Gartmore Variable Insurance Trust; PIMCO Advisors VIT; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; T. Rowe Price International Series, Inc.; T. Rowe Price Equity Series, Inc.; Variable Insurance Products Fund; and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 778207) filed March 10, 2005

•	Calvert Variable Series, Inc. (CIK:708950) filed March 10, 2005

•	Credit Suisse Trust (CIK: 941568) filed March 8, 2005

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed February 7, 2005

•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064) filed February 23, 2005

•	Dreyfus Variable Investment Fund (CIK: 813383) filed February 23, 2005

•	Federated Insurance Series (CIK: 912577) filed February 24, 2005

•	Gartmore Variable Insurance Trust (CIK: 353905) filed March 11, 2005

•	PIMCO Advisors VIT (CIK: 923185) filed March 10, 2005

•	SteinRoe Variable Investment Trust (CIK: 815425) filed March 10, 2005

•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed February 18, 2005

Securities and Exchange Commission

March 17, 2005

•	T. Rowe Price International Series, Inc. (CIK: 918292) filed February 28, 2005

•	T. Rowe Price Equity Series, Inc. (CIK: 918294) filed February 28, 2005

•	Variable Insurance Products Fund (CIK: 356494; 831016; 927384) filed February 25, 2005 and March 2 and 3, 2005

•	Wanger Advisors Trust (CIK: 929521) filed March 4, 2005.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith Assistant General Counsel Financial Markets Group